Exhibit 99.9

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the “Agreement”), dated as of October 18, 2005, is entered into by and among TRI-S SECURITY CORPORATION, a Georgia corporation (the “Purchaser”), DAVID SHOPAY, as Shareholder Representative (the “Shareholder Representative”), and SUNTRUST BANK, a Georgia state banking association, as escrow agent (the “Escrow Agent”).  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Stock Purchase Agreement between and among the Purchaser and the Shareholders dated as of August 30, 2005, as amended by that certain Amendment No. 1 to the Stock Purchase Agreement between and among the Purchaser and the Shareholders dated as of even date herewith (as so amended, the “Purchase Agreement”), the Purchaser will purchase all of the outstanding capital stock of The Cornwall Group, Inc. from the Shareholders;

WHEREAS, pursuant to the Purchase Agreement, the Shareholder Representative has been appointed as the true and lawful attorney-in-fact of the Shareholders, all of whom are set forth on Schedule 1 attached hereto, to act for and on behalf of the Shareholders in all matters relating to or arising out of the Purchase Agreement, including, without limitation, this Agreement;

WHEREAS, the Shareholders have agreed to indemnify the Purchaser for certain claims, liabilities, obligations, losses, costs, expenses, penalties, fines and judgments (at equity or at law) and damages whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) pursuant to and subject to the limitations set forth in Article 11 of the Purchase Agreement;

WHEREAS, this Agreement is entered into pursuant to Section 3.2 of the Purchase Agreement to establish an escrow as a reserve against claims for indemnification by the Purchaser pursuant to Article 11 of the Purchase Agreement;

WHEREAS, the Parties desire that the Purchaser place $425,000 of the Purchase Price in escrow (the “Escrow Amount”) in accordance with Section 3.2 of the Purchase Agreement; and

WHEREAS, the Parties desire that the Escrow Agent act as escrow agent in accordance with the terms hereof, and the Escrow Agent is willing to act in such capacity;

NOW, THEREFORE, in consideration of the premises and covenants and agreements stated herein, the Parties, intending to be legally bound, hereby agree as follows:

1.                                       Escrow Agent Appointment.  The Purchaser and the Shareholder Representative hereby appoint and designate SunTrust Bank as the Escrow Agent to receive, hold and distribute the Escrow Fund (as defined below) in accordance with the terms of this Agreement.  The Escrow Agent hereby accepts its appointment as the Escrow Agent and agrees to hold, administer, invest and disburse the Escrow Amount and any subsequent deposits thereto (including amounts paid to the Escrow Agent by the Purchaser under that certain Promissory Note of even date herewith made by the Purchaser in favor of the Shareholder Representative with an original principal amount of $250,000) and any income interest or other amounts received thereon (together with the Escrow Amount, the “Escrow Fund”) in accordance with the terms of this Agreement.  The Escrow Agent shall have no obligation or responsibilities in connection with the Purchase

Agreement or any other agreement between any of the parties to the Purchase Agreement, other than this Agreement.

2.                                       Establishment of Escrow.  Following the execution of this Agreement, the Escrow Amount will be delivered by the Purchaser to the Escrow Agent by wire transfer of immediately available funds.  The Escrow Agent hereby agrees, upon receipt of the Escrow Amount, to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof for the benefit of each Shareholder.  Subject to adjustment as hereinafter provided, the Escrow Amount shall initially be held for each Shareholder in the respective amounts indicated on Schedule 1 attached hereto (with respect to each such Shareholder, its “Escrow Account”).  Increases and decreases in the Escrow Fund will be apportioned by the Escrow Agent among the Escrow Accounts then held within the Escrow Fund by use, as hereinafter prescribed, of the Percentage Interest method.  The Percentage Interest method allocates such increases or decreases to the Escrow Accounts in proportion to each Shareholder’s Adjusted Percentage Interest as defined in the Purchase Agreement and as set forth on Exhibit A hereto.

3.                                       Investment of Funds.  The Escrow Agent shall invest the Escrow Fund as instructed in writing by the Shareholder Representative in (i) savings accounts with, repurchase agreements, or certificates of deposit issued by, federally chartered banks or trust companies, the assets of which are at least $100,000,000 in excess of their liabilities, (ii) United States Treasury Bills (or an investment portfolio or fund investing only in United States Treasury Bills), or (iii) commercial paper rated in the highest grade by a nationally recognized credit rating agency, with the income from such invested cash being held by the Escrow Agent as part of the Escrow Fund.  All increases and decreases in the Escrow Fund reflecting investment activity pursuant to this Section 3 shall be allocated among the Escrow Accounts then held by the Escrow Agent in the Escrow Fund in proportion to their relative dollar amounts.

The Escrow Agent shall have no obligation to invest or reinvest the Escrow Amount on the day of deposit if deposited with the Escrow Agent after 11:00 a.m. (Eastern Time) but shall invest or reinvest the Escrow Amount on the following Business Day (the “Next Business Day”) (as used in this Agreement, the term “Business Day” means any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of New York).  All instructions received under this Agreement after 11:00 a.m. (Eastern Time) will be treated as if received on the Next Business Day and any actions required to be taken in accordance with such instructions shall occur on the Next Business Day.  Notwithstanding anything herein to the contrary, if the Escrow Amount delivered pursuant to Section 2 herein is deposited with the Escrow Agent by 2:00 p.m. (Eastern Time) on the date hereof, the Escrow Agent shall invest the Escrow Amount on the date hereof in accordance with this Section 3.

The Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release the Escrow Fund pursuant to the terms hereof. Requests (or instructions) received after 11:00 a.m. (Eastern Time) by the Escrow Agent to liquidate the Escrow Fund will be treated as if received on the following business day.  The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrow Fund.  Any interest or other income received on such investment and reinvestment of the Escrow Fund shall become part of the Escrow Fund.  If a selection is not made, the Escrow Fund shall remain uninvested with no liability for interest thereon.  It is agreed and understood that the Escrow Agent may earn fees associated with the investments outlined above.

4.                                       Tax Treatment.  The Parties agree that the Shareholders shall be treated as the owners of the Escrow Fund for federal and state income tax purposes and that the Shareholders shall include in taxable income the earnings on the Escrow Fund for the periods during which their respective Escrow Accounts remained part of the Escrow Fund.

5.                                       Disbursements of Escrow Fund.

(a)                                  Purpose.  The Escrow Fund shall be held (i) as a reserve against indemnification claims against the Shareholders pursuant to Section 11 of the Purchase Agreement; and (ii) for disbursement pursuant to the terms of that certain Letter Agreement dated as of even date herewith among the Purchaser, David H. Shopay, Thomas Shopay and Rebecca L. Shopay and Section 5(e)(ii) hereof.

(b)                                 Delivery of Loss Notice Under Purchase Agreement.  At any time prior to the 18-month anniversary of the date hereof, Purchaser may submit to the Escrow Agent and the Shareholder Representative a Loss Notice relating to Purchaser Losses which Purchaser has incurred in accordance with the Purchase Agreement.  Each Loss Notice shall set forth the representation, warranty or covenant contained in the Purchase Agreement which allegedly has been breached and which gives rise to the Purchaser Loss, the estimated amount of the Purchaser Loss, and, if the Purchaser Loss relates to litigation, arbitration or other proceedings commenced by a third party, a copy of the summons and complaint, demand for arbitration or other document setting forth the nature of the third party claim.

(c)                                  Dispute of Losses Claimed.  In the event the Shareholder Representative disputes any claim for Purchaser Losses detailed in a Loss Notice, the Shareholder Representative shall notify Purchaser and the Escrow Agent in writing within thirty (30) days after receipt by the Shareholder Representative of the Loss Notice, setting forth a detailed description of the basis for its dispute of the Purchaser Losses claimed.

(d)                                 Disbursement to Purchaser.  If the Shareholder Representative does not provide written notice to Escrow Agent within thirty (30) days after receipt of a Loss Notice that the Shareholder Representative disputes any amount claimed in the applicable Loss Notice, then the Escrow Agent shall promptly disburse to Purchaser from the Escrow Account the amount of Purchaser Losses claimed. There shall also be disbursed to Purchaser interest or earnings actually earned on the funds disbursed.

(e)                                  Disbursement to the Shareholder Representative.

(i)                                     On the 18-month anniversary of the date hereof, the Escrow Agent shall disburse to the Shareholder Representative the funds then in the Escrow Account less the amount of all claims for Purchaser Losses set forth in a Loss Notice which have been disputed by the Shareholder Representative (or for which the Shareholder Representative’s right to object has not yet expired).  There shall also be disbursed to the Shareholder Representative interest or earnings actually earned on the funds disbursed.   Any amounts not disbursed on the 18-month anniversary of the Closing Date shall be disbursed by the Escrow Agent as soon as possible after any unresolved indemnification claims set forth in a Loss Notice are finally resolved in accordance with Section 6.

(ii)                                  The Escrow Agent shall also make disbursements to the Shareholder Representative from the Escrow Accounts of David H. Shopay, Thomas Shopay and Rebecca L. Shopay promptly upon written instruction from the Purchaser.  Any such disbursement shall serve to reduce the funds held in such Escrow Accounts.

(iii)                               Disbursements made to the Shareholder Representative pursuant to this Section 5(e) shall be made by the Escrow Agent in accordance with the wire transfer instructions received from the Shareholder Representative as set forth on Exhibit B (as may be amended by the Shareholder Representative from time to time).

6.                                       Resolution of Disputes Regarding Losses.

(a)                                  Escrow Agent to Retain Funds.  If, prior to the expiration of this Agreement, Purchaser and Shareholder Representative are unable to agree regarding any claim for Purchaser Losses made by Purchaser pursuant to Section 5 above, the Escrow Agent shall continue to hold the amounts claimed, but not in excess of (i) the amount deposited pursuant to Section 2 less (ii) any amounts previously disbursed to Purchaser for Purchaser under the provisions of Section 5(d), plus interest or earnings actually earned thereon.

(b)                                 Arbitration.  Purchaser and Shareholder Representative shall use their best efforts to resolve disputes regarding claims for Purchaser Losses.  If they are unable to resolve any dispute within thirty (30) days following the delivery of the Shareholder Representative’s notice disputing a claim under Section 5(c), the dispute shall be submitted for arbitration in accordance with the commercial arbitration rules of the American Arbitration Association except as specified herein.  The arbitration shall take place in Miami, Florida.  Notwithstanding anything contained herein to the contrary, the Escrow Agent shall not be made a party to the arbitration and shall have no obligation to insure that any of the provisions of this Agreement relating to the conduct of the arbitration are observed or followed. The arbitrator shall be chosen from among candidates supplied by the American Arbitration Association who have experience in matters relating to the acquisition and sale of business enterprises and business assets.

(c)                                  Scope of Arbitration.  The arbitration shall be limited to issues relating to the proper disposition of funds included in the Escrow Amount pursuant to the terms of this Agreement and the Purchase Agreement, as the case may be, and the arbitrator shall have no authority to determine, decide or resolve any other disputes, issues or disagreements arising with respect to this Agreement, the Purchase Agreement or the transactions contemplated thereunder.

(d)                                 Conduct of Arbitration.  The arbitrator shall substantially comply with the Federal Rules of Evidence; shall grant essential but limited discovery; shall provide for the exchange of witness lists and exhibit copies; and shall conduct a pretrial conference and consider dispositive motions.  Each party shall have the right to request the arbitrator to make findings of specific factual issues.  The arbitrator shall decide all issues and disputes in conformity with applicable law and shall have no authority to alter the terms of this Agreement or the Purchase Agreement. The arbitrator shall not have authority to award special, consequential, exemplary or punitive damages.  The arbitrator shall complete its proceedings and render its decision within forty (40) days after submission of the dispute to it, unless both parties agree to an extension.  Each party shall cooperate with the arbitrator to comply with procedural time requirements and the failure of either to do so shall entitle the arbitrator to extend the arbitration proceedings accordingly and to impose reasonable sanctions on the party responsible for the delay, payable to the other party.

(e)                                  Decision and Award.  The decision of the arbitrator shall be final and binding upon the parties and a judgment by a court of competent jurisdiction may be entered in accordance therewith.  The award may be appealed by the parties only upon such grounds as may exist under the Federal Arbitration Act, 9 U.S.C. ‘1 et seq.  If the arbitrator determines that a party has failed to act in good faith or with a reasonable basis in connection with the dispute, the arbitrator shall be entitled to award, against the party so acting, the fees and expenses of the arbitration and the costs and expenses incurred by the other party in connection with the arbitration, included but not limited to reasonable attorneys’ fees.  In the absence of such a finding, the fees and expenses of the arbitration shall be borne 50% by Purchaser and 50% by the Shareholders, on the other (except that each party shall be solely responsible for the fees and expenses of its counsel and other professionals and experts retained by it).

(f)                                    Delivery of Award to Escrow Agent.  A copy of the arbitrator’s decision, or any court order enforcing it, may be delivered by either party to the Escrow Agent. If either party appeals the arbitrator’s award as permitted hereunder, the Escrow Agent shall not disburse the funds in dispute until written notice of the final resolution of such appeal is delivered by Purchaser or the Shareholder Representative.  Upon receipt thereof, and an opinion of counsel upon which the Escrow Agent may rely to the effect that such arbitrator’s decision or court order enforcing it is final and not subject to further appeal, the Escrow Agent shall disburse to Purchaser from the Escrow Amount the amount of Purchaser Losses found owing by the arbitrator (as same may be modified by the results of any appeal), and thereafter shall disburse to the Shareholder Representative the balance of the Escrow Amount, if any, remaining in the Escrow Account, in each case together with interest or earnings actually earned on the funds disbursed.

7.                                       Termination of Escrow.  The escrow provided for hereunder shall terminate upon the earlier to occur of the following:

(a)                                  Upon the mutual written consent of the Purchaser and the Shareholder Representative (written notice of which shall be given jointly to the Escrow Agent); or

(b)                                 Upon the disbursement of all of the Escrow Fund pursuant to Section 5 of this Agreement.

8.                                       Escrow Agent.  In performing its duties under this Agreement or upon the claimed failure to perform its duties hereunder, the Escrow Agent shall have no liability except for the Escrow Agent’s willful misconduct or gross negligence.  The Escrow Agent’s sole responsibility shall be for the safekeeping and disbursement of the Escrow Fund in accordance with the terms of this Agreement.  The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein or in any notice given to it under this Agreement in accordance with Section 12.  The Escrow Agent shall be entitled to rely upon and shall be protected in acting upon any request, instructions, statement or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or Parties purporting to sign the same and to conform to the provisions of this Agreement.  In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.  The Escrow Agent shall not be obligated to take any legal action or to commence any proceeding in connection with the Escrow Fund, any account in which the Escrow Fund is deposited or this Agreement, or to appear in, prosecute or defend any such legal action or proceedings.  The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully protected from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel.  The Purchaser and the Shareholder Representative, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel; provided, however, the Purchaser and the Shareholder Representative agree that such fees and expenses shall be borne equally between the Purchaser and the Shareholder Representative.  The Escrow Agent shall have no obligations or responsibilities in connection with the Purchase Agreement, or any other agreement between any other parties to the Purchase Agreement, other than this Agreement.

9.                                       Indemnification.  From and at all times after the date of this Agreement, the Purchaser and the Shareholder Representative, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, without limitation, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party.  If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Purchaser and the Shareholder Representative in writing, and such Indemnified Party shall assume the defense thereof, including the employment of counsel; provided, however, that such counsel shall be reasonably acceptable to the Purchaser and the Shareholder Representative and the Purchaser and the Shareholder Representative shall be responsible for the expenses of such counsel referred to in the foregoing sentence.  All such fees and expenses payable by the Purchaser or the Shareholder Representative pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim.  All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by the Purchaser and the Shareholder Representative, jointly and severally, upon demand by such Indemnified Party.  As between the Purchaser and the Shareholder Representative, such losses, damages, costs and expenses shall be borne equally between the Purchaser and the Shareholder Representative.  The obligations of the Purchaser and the Shareholder Representative under this Section 8 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

The Parties agree that neither the payment by the Purchaser or the Shareholder Representative of any claim by the Escrow Agent for indemnification hereunder nor the disbursement of any amounts to the Escrow Agent from the Escrow Fund in respect of a claim by the Escrow Agent for indemnification shall impair, limit, modify, or affect, as between the Purchaser and the Shareholder Representative, the respective rights and obligations of the Shareholder Representative, on the one hand, and the Purchaser, on the other hand, under this Agreement.  The Shareholder Representative and the Purchaser agree among themselves that any obligation for indemnification under this Section 8 shall be borne by the Shareholder Representative and the Purchaser in proportion to the Shareholder Representative’s and the Purchaser’s respective responsibility, if any, of such loss, damage, liability, cost or expense for which the Escrow Agent is entitled to indemnification, the causation to be determined by mutual agreement, arbitration (if both the Purchaser and the Shareholder Representative agree in writing to submit the dispute to arbitration) or litigation; provided, however, that if no such Party is determined to be responsible for such loss, damage, liability, cost or expense, any obligation for indemnification under this Section 8 shall be borne equally between the Purchaser and the Shareholder Representative.

10.                                 Disputes.  If, at any time, there shall exist any dispute between the Purchaser or the Shareholder Representative with respect to the holding or disposition of any portion of the Escrow Fund or any other obligations of the Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Fund or the Escrow Agent’s proper actions with respect to its obligations hereunder, or if the Purchaser and the Shareholder Representative have not, within 30 calendar days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 10 below, appointed a successor escrow agent to act hereunder, then the Escrow Agent may, in its sole discretion, take either or both of the following actions:

(a)                                  suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor escrow agent shall have been appointed (as the case may be) as evidenced by written instructions executed by the Purchaser and the Shareholder Representative;

(b)                                 petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Florida, for instructions with respect to such dispute or uncertainty, and pay into or deposit with such court all disputed escrow amounts held by it in the Escrow Fund for holding and disposition in accordance with the instructions of such court.

The Escrow Agent shall have no liability to the Purchaser or the Shareholder Representative or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Fund or any delay in or with respect to any other action required or requested of the Escrow Agent.

11.                                 Resignation of Escrow Agent.  The Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten business days’ prior written notice to the Purchaser and the Shareholder Representative or may be removed, with or without cause, by the Purchaser and the Shareholder Representative, acting jointly, at any time by the giving of ten business days’ prior written notice to the Escrow Agent.  Such resignation or removal shall take effect upon the appointment of a successor escrow agent as provided herein.  Upon any such notice of resignation or removal, the Purchaser and the Shareholder Representative, acting jointly, shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000, unless otherwise agreed by the Purchaser and the Shareholder Representative as evidenced by written instructions executed by the Purchaser and the Shareholder Representative.  Upon the acceptance in writing of any appointment as the Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as the Escrow Agent hereunder prior to such succession.  After any retiring Escrow Agent’s resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Escrow Agent under this Agreement.

12.                                 Fees.  The Purchaser and the Shareholder Representative shall compensate the Escrow Agent for its services hereunder in accordance with Exhibit C attached hereto and, in addition, shall reimburse the Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage, copying charges and the like (collectively, the “Fees”).  All of the compensation and reimbursement obligations set forth in this Section 11 shall be payable upon demand by the Escrow Agent and, with respect to the Escrow Agent, shall be a joint and several obligation of the Purchaser and the Shareholder Representative.  The Purchaser and the Shareholder Representative agree that the Fees shall be borne equally between the Purchaser and the Shareholder Representative, and the Fees payable by the Shareholder Representative may be deducted pro rata (based on relative dollar amounts) from the Shareholder Accounts held in the Escrow Fund.  The obligations of the Purchaser and the Shareholder Representative under this Section 11 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

13.                                 Notices.  All notices, communications and deliveries under this Agreement will be made in writing signed by or on behalf of the party making the same, will specify the Section under this Agreement pursuant to which it is given or being made, and will be delivered personally or sent by first class registered or certified mail (return receipt requested) or by a national overnight courier service, in each case to the appropriate addresses set forth below (or to such other address as a Party may designate by notice to the other Parties):

(a)                                  If to the Purchaser:                                           Tri-S Security Corporation

Royal Centre One

11675 Great Oaks Way

Suite 120

Alpharetta, GA 30022

Attn: Ronald G. Farrell

Tel:  678-808-1540

Fax: 678-808-1551

with a copy to (which shall not constitute notice to the Purchaser):

Steven E. Fox, Esq.

Rogers & Hardin

2700 International Tower, Peachtree Center

220 Peachtree Street, NE

Atlanta, GA 30303

Tel: 404-522-4700

Fax: 404-525-2224

(b)                                 If to the Shareholder

Representative:                                                             David Shopay

9300 SW 103rd Street

Miami, Florida 33176

Tel:  305-592-9747

Fax:  305-592-0338

with a copy to (which shall not constitute notice to the Shareholder Representative):

Charles J. Rennert, Esq.

Berman Rennert Vogel & Mandler, P.A.

100 SE 2nd Street, Suite 2900

Miami, Florida 33131

Tel: 305-577-4171

Fax: 305-347-6463

(c)                                  If to the Escrow Agent: SunTrust Bank

777 Brickell Avenue

Miami, FL   33131

Attention: Oscar Suris

Tel: 305-579-7141

Fax: 305-579-7023

or to such other representative or at such other address of a party as such party may furnish to the other parties in writing.  Any such notice, communication or delivery shall be deemed given or made (a) on the date of delivery, if delivered in person, (b) upon transmission by facsimile if receipt is confirmed by telephone, (c) on the first Business Day following delivery to a national overnight courier service, or (d) on the fifth Business Day following it being mailed by registered or certified mail.

14.                                 Schedules and Exhibits.  The Schedules and Exhibits to this Agreement are hereby incorporated into this Agreement and are hereby made a part of this Agreement as if set out in full in this Agreement.

15.                                 Assignment; Successors in Interest.  No assignment or transfer by any Party of such Party’s rights and obligations under this Agreement will be made except with the prior written consent of the other Parties to this Agreement.  This Agreement will be binding upon and will inure to the benefit of the Parties and their successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign.

16.                                 Number; Gender.  Whenever the context so requires, the singular number will include the plural and the plural will include the singular, and the gender of any pronoun will include the other genders.

17.                                 Captions.  The titles, captions and table of contents contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.  Unless otherwise specified to the contrary, all references to Articles and Sections are references to Articles and Sections of this Agreement and all references to Schedules or Exhibits are references to Schedules and Exhibits, respectively, to this Agreement.

18.                                 Controlling Law; Amendment.  This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Florida without reference to its choice of law rules.  This Agreement may not be amended, modified or supplemented except by written agreement of the Parties.

19.                                 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

20.                                 Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one (1) of such counterparts.

21.                                 Waiver.  Any agreement on the part of a Party to any extension or waiver of any provision of this Agreement will be valid only if set forth in an instrument in writing signed on behalf of such Party.  A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty.  A waiver by any Party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

22.                                 Integration.  This Agreement and the documents executed pursuant to this Agreement supersede all negotiations, agreements and understandings among the Parties with respect to the subject matter of this Agreement.

23.                                 Rights and Remedies Not Exclusive.  The rights of the Purchaser hereunder are not the exclusive rights and remedies for Purchaser Losses, and nothing herein shall constitute an election of remedies or limit the Purchaser in any manner in the enforcement of any other remedies that may be available to it.

24.                                 Miscellaneous.  The Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof.  The Purchaser and the Shareholder Representative shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Amount (other than taxes related to fees paid to the Escrow Agent hereunder) incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes.   The Purchaser and the Shareholder Representative agree that such expenses shall be borne equally between the Purchaser and the Shareholder Representative, and such expenses payable by the Shareholder Representative may be deducted from pro rata (based on relative dollar amounts) from the Shareholder Accounts held in the Escrow Fund.  Any payments of income from this Escrow Amount shall be subject to withholding regulations then in force with respect to United States taxes.  The Purchaser and the Shareholder Representative will provide the Escrow Agent with appropriate W-9 forms for tax I.D. in the form attached hereto as Exhibit D, number certifications, or W-8 forms for non-resident alien certifications.  This paragraph shall survive notwithstanding any termination of this Agreement or the resignation or removal of the Escrow Agent.  Each Party hereby represents and warrants (a) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Agreement by the Parties does not and will not violate any applicable law or regulation.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement, or caused this Agreement to be executed and delivered, all as of the date first written above.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	Chief Executive Officer

SHAREHOLDER
REPRESENTATIVE:

/s/ David Shopay
DAVID SHOPAY

ESCROW AGENT:
SUNTRUST BANK

By:	/s/ Oscar Suris
Name:
Title: